Exhibit 99.1

Charles R. Maurice
4801 McKinley Street
Hollywood, FL 33021

Friday, July 1, 2005

TO:

Bill Overhulser
Interim President
Information Architects Corporation

Dear Bill,

Please accept this as my resignation as a Director from Information Architects Corporation.

Yours truly,

By:	/s/ Charles Maurice
Charles Maurice